GENERAL (Tables)	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Schedule of Allocation of Purchase Price for Retail Portfolio in Bavaria, Germany
USD

Real estate property	31,399
Other assets, net	74

Total purchase price	31,473

Schedule of Disposal Groups, Including Discontinued Operations
	Year ended December 31,
	2015	2014
Liabilities:

Other accounts payable and accrued expenses	$2,109	$2,153

Total liabilities	$2,109	$2,153